SCHEDULE OF MINIMUM LEASE PAYMENTS FOR OPERATING LEASES (Details) - USD ($)	Jun. 30, 2025	Jun. 30, 2024
Leases
2026	$ 73,750
Total lease payments	73,750
Less: imputed interest	220
Total operating lease liabilities, net of interest	$ 73,530